UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012

TPG Specialty Lending, Inc.

(Exact name of registrant as specified in charter)

Delaware	814-00854	27-3380000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300
Fort Worth, TX		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On November 29, 2012, TPG Specialty Lending, Inc. (the “Company”) and State Street Bank and Trust Company (“State Street”) entered into a Custodian Agreement effective as of November 29, 2012 (the “Custodian Agreement”), pursuant to which State Street was appointed custodian of certain investment securities, monies and other assets held on behalf of the Company in places within or outside the United States. Either party may terminate the Custodian Agreement at any time upon sixty (60) days’ notice. A copy of the Custodian Agreement is filed as an exhibit hereto.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1:	Custodian Agreement, dated as of November 29, 2012, between TPG Specialty Lending, Inc. and State Street Bank and Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG SPECIALTY LENDING, INC.
(Registrant)

Date: December 4, 2012	By:	/s/ Ronald Cami
Ronald Cami
Vice President

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